SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                 April 13, 1999


                                 PROLOGIS TRUST
             (Exact name of registrant as specified in its charter)



         Maryland                      01-12846                  74-2604728
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


          14100 East 35th Place                       80011
              Aurora, Colorado                     (Zip Code)
  (Address of principal executive offices)



       Registrant's telephone number, including area code: (303) 375-9292


                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

     This Current Report on Form 8-K is being filed by ProLogis Trust ("ProLogis") to provide pro forma condensed financial information of Meridian Industrial Trust, Inc. ("Meridian") as of December 31, 1998. On March 30, 1999, Meridian was merged with and into ProLogis.














































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

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial Statements:

                      None

              (b) Pro Forma Financial Information:

                      None

              (c) Exhibits:

                      99.1 Pro Forma Condensed Consolidated Statement of Operations and Notes of Meridian Industrial Trust, Inc. for the year ended December 31, 1998.





































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


                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               PROLOGIS TRUST




                                     By:   /s/ Walter C. Rakowich
                                        -----------------------------
                                              Walter C. Rakowich
                                            Managing Director and
                                           Chief Financial Officer
                                        (Principal Financial Officer)



Date:  April 13, 1999                By:  /s/   Shari J. Jones
                                        -----------------------------
                                                Shari J. Jones
                                                Vice President
                                        (Principal Accounting Officer)